UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2011

VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-33841	20-8579133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Urban Center Drive
Birmingham, Alabama 35242

(Address of principal executive offices) (zip code)

(205) 298-3000

 Registrant’s telephone number, including area code:

Not Applicable

 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

Vulcan Materials Company (the “Company”) has granted deferred stock units under its 2006 Omnibus Long-Term Incentive Plan to a newly hired officer, as evidenced by a Stock-Only Stock Appreciation Rights Award Agreement between the Company and John R. McPherson, dated as of November 9, 2011.  The form deferred stock unit agreement is attached hereto as Exhibit No. 10(a).

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits:

ExhibitNo.	Description
10(a)	Stock-Only Stock Appreciation Rights Award Agreement (McPherson).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vulcan Materials Company

Date: November 15, 2011	By:	/s/ Robert A. Wason IV
Robert A. Wason IV